SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 2, 2003

INVITROGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25317	33-0373077

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 Faraday Avenue, Carlsbad, CA	92008

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 603-7200

Not Applicable

(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS.
Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 5. OTHER EVENTS.

     On July 2, 2003, Invitrogen Corporation (“Invitrogen”) announced that it signed a definitive agreement to acquire Molecular Probes, Inc. (“Molecular Probes”) in exchange for approximately $325,000,000 in cash. A copy of the definitive agreement between Invitrogen and Molecular Probes is filed as Exhibit 2.1 hereto.

     A copy of the press release announcing the execution of the definitive agreement dated July 2, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger, by and among Invitrogen Corporation, Mallard Acquisition Corporation, Molecular Probes, Inc. and Richard P. Haugland, as the Shareholders’ Agent, dated July 2, 2003

99.1	Press Release, dated July 2, 2003, announcing the execution of the Agreement and Plan of Merger, by and among Invitrogen Corporation, Molecular Acquisition Corporation, Molecular Probes, Inc. and Richard P. Haugland, as the Shareholders’ Agent, dated July 2, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invitrogen Corporation

Date: July 3, 2003	By:	/s/ John A. Cottingham

John A. Cottingham Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, by and among Invitrogen Corporation, Mallard Acquisition Corporation, Molecular Probes, Inc. and Richard P. Haugland, as the Shareholders’ Agent, dated July 2, 2003

99.1	Press Release, dated July 2, 2003, announcing the execution of the Agreement and Plan of Merger, by and among Invitrogen Corporation, Molecular Acquisition Corporation, Molecular Probes, Inc. and Richard P. Haugland, as the Shareholders’ Agent, dated July 2, 2003